                                                                   EXHIBIT 10.40

                                    Term Note

$25,000,000.00

                                                       Charlotte, North Carolina

                                                               February 17, 1995

      FOR VALUE RECEIVED, VITAS HEALTHCARE CORPORATION, a Delaware corporation having its principal place of business located in Miami, Florida (the "Borrower"), hereby promises to pay to the order of

      NATIONSBANK OF FLORIDA, NATIONAL ASSOCIATION (the "Lender"), in its individual capacity, at the office of NationsBank of Florida, National Association, as agent for the Lender (the "Agent"), located at One Independence Center, 101 North Tryon Street, 15th Floor, Charlotte, North Carolina 28255 (or at such other place or places as the Agent may designate at the times set forth in the Amended and Restated Revolving Credit, Term Loan and Reimbursement Agreement dated as of February 17, 1995 among the Borrower, the financial institutions party thereto (collectively, the "Lenders") and the Agent (the "Agreement" - all capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement) in lawful money of the United States of America, in immediately available funds, the principal amount of

      TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000.00), together with interest thereon as herein provided. The principal amount of this Term Note shall be due and payable (a) if the Term Loan Maturity Date shall not be extended pursuant to Section 2.14 of the Agreement, in full on the Term Loan Maturity Date, and (b) if the Term Loan Maturity Date shall be extended pursuant to Section 2.14 of the Agreement, then an amount of principal equal to forty percent (40%) of the then outstanding principal balance hereunder shall be due and payable on September 30, 1997, and the entire remaining outstanding principal balance outstanding hereunder shall be due and payable in full on the Term Loan Maturity Date. In addition, payments or prepayments of all or a portion of the principal amount outstanding hereunder shall be due and payable on such earlier date or dates as otherwise may be required pursuant to the terms of the Agreement. The Borrower further agrees to pay interest on the outstanding principal balance hereunder from time to time from the date hereof in like money, at said office, on the dates and at the rates provided in Article II of the Agreement. All or any portion of the principal amount of the Term Loan evidenced hereby may be prepaid as provided in and subject to the terms of the Agreement.

      If payment of all sums due hereunder is accelerated under the terms of the Agreement or under the terms of the other Loan Documents executed in connection with the Agreement, the then remaining principal amount and accrued but unpaid interest shall bear interest which shall be payable on demand (i) in the case of
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a LIBOR Loan, until the end of the Interest Period with respect to such LIBOR
Loan, at a rate of two percent (2%) above the LIBOR Rate applicable to such LIBOR Loan, and (ii) thereafter, and with respect to Floating Rate Loans, at a rate two percent (2%) per annum in excess of the Floating Rate or the maximum rate permitted under applicable law, if lower, until such principal and interest have been paid in full. Further, in the event of such acceleration, this Term Note, and all other indebtedness of the Borrower to the Lenders shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

      In the event this Term Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees, and interest thereon at the rates set forth above.

      Interest hereunder shall be computed on the basis of a 360 day year for the actual number of days elapsed in the interest period.

      This Term Note is one of the Term Notes in the aggregate principal amount of $25,000,000 referred to in the Agreement and is issued pursuant to and entitled to the benefits and security of the Agreement to which reference is hereby made for a more complete statement of the terms and conditions upon which the Loans evidenced hereby were or are made and are to be repaid. This Term Note is subject to certain restrictions on transfer or assignment as provided in the Agreement. The obligations evidenced by this Term Note are secured, inter alia, by an Amended and Restated Pledge and Security Agreement of even date with the Agreement from the Borrower to the Agent for the benefit of the Lenders.

      All Persons bound on this obligation, whether primarily or secondarily liable as principals, sureties, guarantors, endorsers or otherwise, hereby waive to the full extent permitted by law the benefits of all provisions of law for stay or delay of execution or sale of property or other satisfaction of judgment against any of them on account of liability hereon until judgment be obtained and execution issues against any other of them and returned satisfied or until it can be shown that the maker or any other party hereto had no property available for the satisfaction of the debt evidenced by this instrument, or until any other proceedings can be had against any of them, also their right, if any, to require the holder hereof to hold as security for this Term Note any collateral deposited by any of said Persons as security. Protest, notice of protest, notice of dishonor, diligence or any other formality are hereby waived by all parties bound hereon.


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      IN WITNESS WHEREOF, the Borrower has caused this Term Note to be made, executed and delivered by its duly authorized representative as of the date and year first above written, all pursuant to authority duly granted.

                                    VITAS HEALTHCARE CORPORATION

WITNESS:


/s/ [Illegible]                     By: /s/ Mark W. Ohlendorf
------------------------            ---------------------------------
                                    Name: Mark W. Ohlendorf
/s/ Illegible]                      Title: Vice President
------------------------


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

                          ACKNOWLEDGEMENT OF EXECUTION
                                  ON BEHALF OF
                          VITAS HEALTHCARE CORPORATION

STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG

      Before me, the undersigned, a Notary Public in and for said County and State on this 13th day of February, 1995, personally appeared Mark W. Ohlendorf, being by me duly sworn says he works at 100 S. Biscayne Boulevard, Miami, Florida, known to be the Vice President of Vitas Healthcare Corporation, (the "Company"), who, being by me duly sworn, says that by authority duly given by, and as the act of the Company, the foregoing and annexed Note dated February 17, 1995, was signed by him as said Vice President on behalf of the Company.

      Witness my hand and official seal this 13th day of February, 1995.


                                          /s/ Sharon Williams
                                          ------------------------
                                              Notary Public

(SEAL)

My Commission Expires: 11-18-98


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

                        AFFIDAVIT OF ALLISON S. FREELAND

      The undersigned, being first duly sworn, deposes and says that:

      1. She is a Vice President with NationsBank of Florida, National Association and works at 150 S.E. Third Avenue, Miami, Florida 33131.

      2. The Promissory Note of Vitas Healthcare Corporation to NationsBank of Florida, National Association (the "Bank") in the principal amount of $25,000,000 dated February 17, 1995 was executed before her and delivered to her on behalf of the Bank in Charlotte, North Carolina on February 17, 1995.

      This the 17th day of February, 1995.

                                          /s/ Allison S. Freeland
                                          -------------------------
                                          Allison S. Freeland
                                          Vice President

                          Acknowledgement of Execution

STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG

      Before me, the undersigned, a Notary Public in and for said County and State on the 13th day of February, 1995, A.D., personally appeared Allison S. Freeland being and by me duly sworn affixed her signature to the above Affidavit.

      Witness my hand and official seal this 13th day of February, 1995.

                                          /s/ Sharon Williams
                                          ------------------------
                                              Notary Public

(SEAL)

My Commission Expires: 11-18-98


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